UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2010
VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to an annual program applicable to most U.S. salaried employees, on June 9, 2010, the Organization and Compensation Committee of the Board of Directors of Visteon Corporation (the “Company”) approved merit-based increases in the annual base salaries for officers of the Company effective July 1, 2010, including the following executive officers:

	Current Annual Base	Revised Annual Base
Name and Position	Salary Rate	Salary Rate
Donald J. Stebbins Chairman, President and Chief Executive Officer	$1,200,000	$1,236,000
William G. Quigley III Executive Vice President and Chief Financial Officer	$625,000	$643,750
Joy M. Greenway Vice President and President, Climate Product Group	$485,000	$499,550

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: June 14, 2010	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Vice President and General Counsel